SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 18, 2000


                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                          000-19367                       75-2296149
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                              15305 DALLAS PARKWAY
                                ADDISON, TX 75001
               (Address of principal executive offices) (zip code)

                                 (972) 364-2000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On August 18, 2000, AmeriServe Food Distribution, Inc. announced that it has signed a definitive sale agreement with McLane Company, Inc., a nationwide foodservice distributor. The proposed acquisition by McLane of certain assets related to AmeriServe's U.S. distribution business is subject to, among other conditions, approval by the U.S. Bankruptcy Court.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibit 99.13 --  Press Release dated August 18, 2000



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         AMERISERVE FOOD DISTRIBUTION, INC.


                                         BY: /s/ KEVIN J. ROGAN
                                             -----------------------

                                             Name: Kevin J. Rogan
                                             Title: Senior Vice President,
                                             General Counsel and Secretary


Date: August 18, 2000